SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2003

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane Murrysville, Pennsylvania		15668-8525
(Address of Principal Executive Offices)		(Zip Code)

724-387-5200
(Registrant’s telephone number, including area code)

Item 9. REGULATION FD DISCLOSURE.

SIGNATURES

INDEX TO EXHIBITS

EX-99 PRESS RELEASE

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Item 9.    REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On April 11, 2003, Respironics Inc. issued a press release announcing its plans to consolidate acquired product lines and functions. In that press release, Respironics, Inc. also reported that it expects to report earnings for the third quarter of fiscal year 2003 in line with its previous guidance. A copy of the press release is attached hereto as Exhibit 99.

Exhibits

99        Press release, dated April 11, 2003, issued by Respironics, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.

/s/ Daniel J. Bevevino
Daniel J. Bevevino
Vice President, and Chief Financial and
Principal Accounting Officer
Dated: April 11, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Press release, dated April 11, 2003, issued by Respironics, Inc.

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